UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 6, 2023

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Commerce Street, Suite 1120 Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 696-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On August 6, 2023 (the “Petition Date”), Yellow Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed a voluntary petition (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Yellow Corporation, et al.”

The Company Parties will continue to manage their business and properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On the Petition Date, the Company Parties filed certain motions with the Court generally designed to facilitate the Company Parties’ transition into Chapter 11. These motions seek authority from the Court for the Company Parties to obtain debtor-in-possession financing and make payments upon, or otherwise honor, certain obligations that arose prior to the Petition Date, including obligations related to employee wages, salaries and benefits, taxes, and certain vendors and other providers of goods and services that were, and in some cases continue to be, essential to the Company Parties’ businesses. The Company Parties expect that the Court will approve the relief sought in these motions on an interim basis.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that accelerated the Company’s obligations under the following debt instruments and agreements (collectively, the “Debt Instruments”):

•

Amended and Restated Credit Agreement, dated as of September 11, 2019, as amended, by and among the Company, certain of the Company’s subsidiaries party thereto from time to time, the lenders party thereto from time to time and Alter Domus Products Corp., as administrative agent and collateral agent;

•

Loan and Security Agreement, dated as of February 13, 2014, as amended, among the Company, as administrative borrower, the other borrowers named therein, the guarantors party thereto from time to time, certain financial institutions from time to time party thereto as lenders, and Citizens Business Capital, a division of Citizens Asset Finance, Inc. (a subsidiary of Citizens Bank, N.A.), as agent, and Citizens Bank, N.A. and PNC Capital Markets LLC, as joint lead arrangers and joint bookrunners;

•

UST Tranche A Term Loan Credit Agreement, dated as of July 7, 2020, by and among the Company (formerly known as YRC Worldwide Inc.), the guarantors party thereto from time to time and The Bank of New York Mellon, as administrative agent and as collateral agent; and

•

UST Tranche B Term Loan Credit Agreement, dated as of July 7, 2020, by and among the Company (formerly known as YRC Worldwide Inc.), the guarantors party thereto from time to time and The Bank of New York Mellon, as administrative agent and as collateral agent.

The Debt Instruments provide that, as of the filing of the Chapter 11 Cases, the unpaid principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed upon the filing of the Chapter 11 Cases, and the creditors’ rights of enforcement prescribed in the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Board Composition

On July 27, 2023, Douglas Carty replaced Matthew Doheny as the Chair of the Board of Directors of the Company (the “Board”). Simultaneously with Mr. Carty’s appointment as the Chair of the Board, Mr. Doheny assumed his role as the Company’s Chief Restructuring Officer (“CRO”). The Board had previously determined that (i) Mr. Carty meets the independence requirements under Nasdaq Listing Rule 5605(a)(2) and as defined in the Company’s Director Independence Standards, (ii) upon Mr. Doheny’s actual assumption of the duties of CRO, the Board recognized he no longer qualified as an independent director under such rule and standards, and (iii) in order to maintain compliance with the Company’s Guidelines on Corporate Governance, Mr. Carty’s service as the Chair of the Board would commence upon the disqualification of Mr. Doheny as an independent director. There are no understandings or arrangements between Mr. Carty and any other person pursuant to which Mr. Carty was appointed to serve as the Chair of the Board.

Additionally, as of July 31, 2023, each of Mr. Doheny and Javier Evans resigned from their position as a director on the Board. The resignations of Mr. Doheny and Mr. Evans were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

Press Release

In connection with the filing of the Chapter 11 Cases, the Company issued a press release on August 6, 2023, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Nasdaq Delisting Notice

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Common Stock, $0.01 par value per share, of the Company (the “Common Stock”) no longer meets the eligibility requirements necessary for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Cases. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s post-petition status and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company Parties’ claim agent, Epiq Corporate Restructuring, LLC (“Epiq”), at https://dm.epiq11.com/YellowCorporation or by contacting Epiq at (866) 641-1076 (Toll Free), +1 (503) 461-4134 (International) or by e-mail at YellowCorporationInfo@epiqglobal.com. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 8.01.	Other Events.

Cautionary Note Regarding the Company Parties’ Securities

The Company Parties caution that trading in their securities, including the Common Stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements (including finalization of the Company’s impairment tests), completion of standard annual and quarterly-close processes; risks relating to the delisting of the Common Stock from Nasdaq and future quotation of the Common Stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including the Projections, as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.

99.1	Yellow Corporation Press Release issued August 6, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOW CORPORATION

By:	/s/ Leah K. Dawson
Leah K. Dawson
Executive Vice President, General Counsel and Secretary

Date: August 7, 2023